Accounts Receivable, Net	12 Months Ended
Dec. 31, 2020
Credit Loss, Additional Improvements [Abstract]
Accounts Receivable, Net
4 .	Accounts Receivable, Net
Accounts receivable, net is consisted of the following:

	December 31, 2019	December 31, 2020
	RMB	RMB
Accounts receivable, gross:	2,979	8,361
Less: allowance for doubtful accounts	—	—

Accounts receivable, net	2,979	8,361

The Group closely monitors the collection of its accounts receivable and records allowance for doubtful accounts against aged accounts receivable and for specifically identified non-recoverable amounts. If the economic situation and the financial condition of a customer deteriorate resulting in an impairment of the customer’s ability to make payments, additional allowances might be required. Receivable balances are written off when they are determined to be uncollectable.